UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 5, 2025

Commission File Number 000-22496

RADIUS RECYCLING, INC.
(Exact name of registrant as specified in its charter)

OREGON	93-0341923
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

222 SW Columbia Street, Suite 1150, Portland, Oregon	97201
(Address of principal executive offices)	(Zip Code)

(503) 224-9900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $1.00 par value	RDUS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 5, 2025, Radius Recycling, Inc., an Oregon corporation (“Radius”) held a special meeting of shareholders (the “Radius Special Meeting”) at which holders of Radius’ Class A common stock, par value $1.00 per share, and Class B common stock, par value $1.00 per share (collectively, “Radius Common Stock”), voting together as a single class, approved each of the proposals voted on at the Radius Special Meeting relating to the transactions contemplated by the Agreement and Plan of Merger, dated as of March 13, 2025 (as it may be amended or modified from time to time, the “Merger Agreement”), by and among Radius, Toyota Tsusho America, Inc., a New York corporation (“Parent”), and TAI Merger Corporation, a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Of the 28,201,804 shares of Radius Common Stock issued and outstanding at the close of business on April 23, 2025, the record date for the Radius Special Meeting, 20,475,937 shares of Radius Common Stock were present or represented by proxy at the Radius Special Meeting, which constituted a quorum. The voting results were as follows:

1.
The proposal to approve the Merger Agreement, pursuant to which, subject to the terms and conditions set forth therein, Merger Sub will be merged with and into Radius (the “Merger”), the separate corporate existence of Merger Sub will cease, and Radius will survive the Merger as a wholly owned subsidiary of Parent (the “Merger Proposal”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,385,873	46,754	43,310	0

2.	The proposal to approve, on a non-binding, advisory basis, certain compensation that will or may be paid to Radius’ named executive officers in connection with the Merger:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,631,538	1,696,420	147,979	0

3.
In connection with the Radius Special Meeting, the board of directors of Radius also solicited proxies with respect to the proposal to adjourn the Radius Special Meeting from time to time, as determined in accordance with the Merger Agreement by the board of directors of Radius, including for the purpose of soliciting additional votes for the approval of the Merger Proposal if there are insufficient votes at the time of the Radius Special Meeting to approve the Merger Proposal (the “Adjournment Proposal”). The Adjournment Proposal was not submitted to Radius shareholders for approval at the Radius Special Meeting because a quorum of shareholders entitled to vote at the Radius Special Meeting was present or represented by proxy and the Radius shareholders approved the Merger Proposal.

Assuming timely satisfaction of necessary closing conditions, the parties to the Merger Agreement expect the Merger to close during the second half of calendar year 2025.

FORWARD-LOOKING STATEMENTS

The foregoing contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. These statements often contain words such as “outlook,” “target,” “aim,” “believes,” “expects,” “anticipates,” “intends,” “assumes,” “estimates,” “evaluates,” “may,” “will,” “should,” “could,” “opinions,” “forecasts,” “projects,” “plans,” “future,” “forward,” “potential,” “probable,” and similar expressions.  The absence of these words or similar expressions, however, does not mean that a statement is not forward-looking.  Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. These factors include, among others: completion of the proposed transaction is subject to various risks and uncertainties related to, among other things, its terms, timing, structure, benefits, costs and completion; required approvals to complete the proposed transaction by our shareholders and the receipt of certain regulatory approvals, to the extent required, and the timing and conditions for such approvals; the stock price of Radius prior to the consummation of the proposed transaction; the satisfaction of the closing conditions to the proposed transaction; potential environmental cleanup costs related to the Portland Harbor Superfund site or other locations; the impact of equipment upgrades, equipment failures, and facility damage on production; failure to realize or delays in realizing expected benefits from capital and other projects, including investments in processing and manufacturing technology improvements and information technology systems; the cyclicality and impact of general economic conditions; the impact of inflation and interest rate and foreign currency fluctuations; changing conditions in global markets including the impact of sanctions and tariffs, quotas, and other trade actions and import restrictions; increases in the relative value of the U.S. dollar; economic and geopolitical instability including as a result of military conflict; volatile supply and demand conditions affecting prices and volumes in the markets for raw materials and other inputs we purchase; significant decreases in recycled metal prices; imbalances in supply and demand conditions in the global steel industry; difficulties associated with acquisitions and integration of acquired businesses; supply chain disruptions; reliance on third-party shipping companies, including with respect to freight rates and the availability of transportation; restrictions on our business and financial covenants under the agreement governing our bank credit facilities; potential limitations on our ability to access capital resources and existing credit facilities; the impact of impairment of goodwill and assets other than goodwill; the impact of pandemics, epidemics, or other public health emergencies; inability to achieve or sustain the benefits from productivity, cost savings, and restructuring initiatives; inability to renew facility leases; customer fulfillment of their contractual obligations; the impact of consolidation in the steel industry; product liability claims; the impact of legal proceedings and legal compliance; the impact of climate change; the impact of not realizing deferred tax assets; the impact of tax increases and changes in tax rules; the impact of one or more cybersecurity incidents; the impact of increasing attention to environmental, social, and governance matters; translation risks associated with fluctuation in foreign exchange rates; the impact of hedging transactions; inability to obtain or renew business licenses and permits; environmental compliance costs and potential environmental liabilities; increased environmental regulations and enforcement; compliance with climate change and greenhouse gas emission laws and regulations; the impact of labor shortages or increased labor costs; reliance on employees subject to collective bargaining agreements; and the impact of the underfunded status of multiemployer plans in which we participate; and other risks set forth under the heading “Risk Factors,” of our Annual Report on Form 10-K for the year ended August 31, 2024 and in our subsequent filings with the Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. Furthermore, such forward-looking statements speak only as of the date of this report. Our actual results could differ materially from the results described in or implied by such forward-looking statements. Forward-looking statements speak only as of the date hereof, and, except as required by law, we undertake no obligation to update or revise these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIUS RECYCLING, INC.
(Registrant)

Dated: June 5, 2025	By:	/s/ James Matthew Vaughn
Name: James Matthew Vaughn
Title: Senior Vice President, General Counsel, Chief Compliance Officer and Secretary